                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 4, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   0-25918                 13-3672716
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)

        1350 Broadway, Suite 2300, New York, New York            10018
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           (Address of Principal Executive Offices)           (Zip Code)

      Registrant's telephone number, including area code (212) 239-0990
                                                         --------------

                                       N/A
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      In connection with that certain  Agreement and Plan of Merger by and among
Everlast  Worldwide Inc., a Delaware  corporation (the "Company"),  Hidary Group
Acquisitions,  LLC, a Delaware limited liability  company  ("Parent") and Hidary
Group Acquisitions,  Inc., a Delaware  corporation and a wholly owned subsidiary of Parent  ("Merger Sub") dated June 1, 2007 (the "Merger  Agreement"),  Seth A.
Horowitz  and The Estate of George Q Horowitz  entered  into a voting  agreement with  Parent and Merger Sub (the  "Voting  Agreement").  Pursuant  to the Voting
Agreement, Seth A. Horowitz,  President, Chief Executive Officer and Chairman of
the  Company,  and The  Estate of George Q  Horowitz  have  agreed,  subject  to specified exceptions,  to vote their shares in favor of the Merger Agreement and the related  transactions.  The Voting Agreement terminates with respect to Seth
A. Horowitz upon the earliest to occur of (1) the effective  time of the merger, and  (2)  the  first  business  day  following  the  first  anniversary  of  the termination of the Merger  Agreement in accordance  with the terms thereof.  The
Voting Agreement terminates with respect to The Estate of George Q Horowitz upon the  earliest  to occur of (1) the  effective  time of the  merger,  and (2) the termination of the Merger Agreement in accordance with the terms thereof.

      The foregoing  description of the Voting  Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting  Agreement.
The Voting  Agreement  is filed  herewith  as Exhibit  99.1 and is  incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

      Exhibit No.       Exhibits
      -----------       --------

        99.1            Voting Agreement, dated as of June 4, 2007, by and
                        among Hidary Group Acquisitions, LLC, Hidary Group
                        Acquisitions, Inc., Seth A. Horowitz and The Estate of
                        George Q Horowitz.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: June 7, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibits
-----------       --------

   99.1           Voting  Agreement,  dated  as of June 4,  2007,  by and  among
                  Hidary Group  Acquisitions,  LLC,  Hidary Group  Acquisitions,
                  Inc. Seth A. Horowitz and The Estate of George Q Horowitz.